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PROSPECTUS
     CLASS N SHARES
     CLASS I SHARES

              The 59 Wall Street Inflation-Indexed Securities Fund

                   21 Milk Street, Boston, Massachusetts 02109

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      The Inflation-Indexed  Securities Fund is a separate series of The 59 Wall
Street Fund, Inc.

      Brown Brothers Harriman & Co. is the Investment Adviser, Administrator and Shareholder Servicing Agent for the Fund. Shares of the Fund are offered at net asset value without a sales charge.

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     Neither The Securities And Exchange Commission Nor Any State Securities
          Commission Has Approved Or Disapproved Of These Securities Or
            Passed Upon The Adequacy Or Accuracy Of This Prospectus.
            Any Representation To The Contrary Is A Criminal Offense
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                 The date of this Prospectus is April 16, 2001

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

Investment Objective .....................................................    3
Principal Investment Strategies ..........................................    3
Principal Risk Factors ...................................................    3
Fund Performance .........................................................    6
Fees and Expenses of the Fund ............................................    7
Investment Adviser .......................................................    8
Shareholder Information ..................................................    8
Financial Highlights .....................................................   11

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The investment objective of the Fund is to provide investors with a high level of current income consistent with minimizing price fluctuations in net asset value and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

      Under normal circumstances the Investment Adviser invests at least 80% of the net assets of the Fund in securities that are structured to provide protection against inflation. Such securities are commonly referred to as Inflation-Indexed Securities or IIS. Unlike traditional notes and bonds, which pay a stated rate of interest in dollars and are redeemed at their par amounts, IIS have regular adjustments to their interest payments and redemption value to compensate for the loss of purchasing power from inflation. The Fund's income will be comprised primarily of coupon interest payments and inflation adjustments to IIS held. Both of the components will be accrued daily and paid monthly to shareholders. The average maturity of the Fund's portfolio varies within a two to ten-year time frame.

      The Investment Adviser may invest the assets of the Fund in IIS issued by the U.S. Government, its agencies or instrumentalities (including mortgage backed securities), sovereign foreign governments and their agencies or instrumentalities and, U.S. and foreign corporations and banks. All IIS purchased by the Investment Adviser must be rated at least A by Moody's
Investors Service, Inc. or Standard & Poor's Corporation (or, if unrated, determined by the Investment Adviser to be of comparable quality).

      The Investment Adviser may also invest the assets of the Fund in U.S. Government securities or securities of its agencies or instrumentalities which are not indexed to inflation, if at any time the Investment Adviser believes that there is an inadequate supply of appropriate IIS in which to invest or if the Investment Adviser believes that these issues will provide superior returns or liquidity. The Investment Adviser buys from among the available issues those securities that will provide the maximum relative value to the Fund.

      The Investment Adviser buys and sells securities denominated in currencies other than the U.S. dollar, and interest, dividends and sale proceeds are received in currencies other than the U.S. dollar. The Investment Adviser enters into foreign currency exchange transactions from time to time to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Futures contracts on indexes may be entered into for the Fund solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased. Forward foreign exchange contracts may be entered into on behalf of the Fund in order to protect the dollar value of securities denominated in foreign currencies that are held or intended to be purchased.

PRINCIPAL RISK FACTORS
--------------------------------------------------------------------------------

      The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are described below. The share price of the Fund changes daily based on market conditions and other factors. A shareholder may lose money by investing in the Fund.

      The principal risks of investing in the Fund are:

o     Market Risk:

      This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company's individual situation.

o     Interest Rate Risk:

      As interest rates rise, bond prices fall. Generally, bonds with longer maturities are more sensitive to interest rate movements than those with shorter maturities.

      "Real" interest rates (the market rate of interest less the rate of inflation) change over time either because of a change in what investors require for lending their money or an anticipated change in the rate of inflation. IIS prices will move up or down when real rates change, since these securities were sold originally based upon a "real" interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of IIS and the share price of the Fund will fall.

o     The IIS Market:

      IIS in which the Fund may invest are relatively new securities subject to possible illiquidity. It is not possible to predict with assurance how the market for IIS will mature. While the U.S. Treasury expects that there will be an active secondary market for IIS issued by it, that market may not be as active or liquid as the secondary market for fixed-principal Treasury securities. As a result, there may be larger spreads between bid and asked prices for such IIS than the bid-asked spreads for fixed principal securities with the same remaining maturity. Larger bid-asked spreads ordinarily result in higher transaction costs and, thus, lower overall returns.

o     Indexing Methodology:

      IIS's principal and interest will be adjusted for inflation as measured by a predetermined index such as the Consumer Price Index. The Fund's performance could be effected if the index used does not accurately reflect the true rate of inflation.

o     Credit Risk:

      Credit risk is the likelihood that an issuer will default on interest or principal payments. The Investment Adviser invests in bonds with a rating of A or better, which reduces the Fund's exposure to credit risk.

o     Mortgage Risks:

      Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because it will have to reinvest that money at the lower prevailing interest rates.

o     Derivatives Risk:

      Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as interest rate risk, market risk and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

o     Foreign Investment Risk:

      Investing in securities of foreign issuers involves risks not typically associated with investing in securities of domestic issuers.

      Changes in political or social conditions, diplomatic relations, or limitation on the removal of funds or assets may adversely affect the value of the investments of the Fund. Changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. The economies of individual foreign nations differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to interest paid to the Fund by domestic issuers.

      Because foreign securities generally are denominated and pay interest in foreign currencies, and the Fund holds various foreign currencies from time to time, the value of the net assets of the Fund as measured in U.S. dollars is affected favorably or unfavorably by changes in exchange rates. The Fund also incurs costs in connection with conversion between various currencies.

      Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.

FUND PERFORMANCE
--------------------------------------------------------------------------------

      The chart and table below give an indication of the Fund's risks. The chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance as well as an index of funds with similar objectives.

      When you consider this information, please remember that the Fund's performance in past years is not an indication of how the Fund will do in the future.

             Total Return for Class N shares (% per calendar year)

       [The following table depicts a bar graph in the printed material.]

                 1993    1994     1995    1996    1997    1998    1999    2000
                 ----    ----     ----    ----    ----    ----    ----    ----
Class N Shares   7.00   -2.36    12.78    3.47    2.29    4.67    3.46    13.34

--------------------------------------------------------------------------------
Highest and Lowest Return
(Quarterly 1993-2000)
--------------------------------------------------------------------------------
                                                   Return        Quarter Ending

  Highest                                           4.61%            3/31/00
  Lowest                                           (1.76)%           3/31/94
--------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 2000)
--------------------------------------------------------------------------------
                                     1 Year        5 Years         Life of Fund
                                                                 (Since 7/23/92)

Class N shares                       13.34%         5.36%             5.31%
3-Year Treasury                       9.67%         6.03%             5.94%
Salomon Brothers Inflation
  Link Securities Index*             13.09%          n/a               n/a
--------------------------------------------------------------------------------

* Index performance is calculated from March 28, 1997 (commencement). Since IIS's eliminate the uncertainty of inflation, the Investment Adviser believes that the volatility of the 10-year IIS is closest to the volatility of a 3-year Treasury.

FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

      The tables below describe the fees and expenses that an investor may pay if that investor buys and holds shares of the Fund.

                                SHAREHOLDER FEES
                 (Fees paid directly from an investor's account)

                                                              Class N   Class I
                                                              -------   -------
Maximum Sales Charge (Load)
  Imposed on Purchases ....................................     None      None
Maximum Deferred Sales Charge (Load) ......................     None      None
  Maximum Sales Charge (Load)
Imposed on Reinvested Dividends ...........................     None      None
Redemption Fee ............................................     None      None
Exchange Fee ..............................................     None      None


                         ANNUAL FUND OPERATING EXPENSES
                 (Expenses that are deducted from Fund assets as
                      a percentage of average net assets)

                                                             Class N  Class I(1)
                                                             -------  --------
Other Expenses
  Administration Fee ......................................   0.10%     0.10%
  Expense Payment Agreement ...............................   0.55%(2)  0.30%(2)
                                                              ----      ----
Total Annual Fund Operating Expenses ......................   0.65%     0.40%
                                                              ====      ====

----------
1 For Class I, "Other Expenses" are based on estimated amounts for the current fiscal year.

2 The expense payment arrangement is a contractual arrangement which limits the total annual fund operating expenses for Class N shares and Class I shares to 0.65% and 0.40%, respectively. The arrangement will continue until October 31, 2002. Included within the expense payment agreement is a management fee of 0.25% and for Class N only a shareholder servicing/eligible institution fee of 0.25%.

                                     EXAMPLE

      This example is intended to help an investor compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in the Fund for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the Fund's operating expenses remain the same as shown in the table above. Although actual costs on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:

                                              1 year  3 years  5 years  10 years
                                              ------  -------  -------  --------
    Class N shares ........................     $66     $208     $362     $810
    Class I shares ........................     $41     $128     $224     $505

INVESTMENT ADVISER
--------------------------------------------------------------------------------

      The Investment Adviser to the Fund is Brown Brothers Harriman, Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts. The Investment Adviser is located at 59 Wall Street, New York, NY 10005.

      The Investment Adviser provides investment advice and portfolio management services to the Fund. Subject to the general supervision of the Directors of The 59 Wall Street Fund, Inc. (the Corporation), the Investment Adviser makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the Fund's investments. The Investment Adviser also analyzes and monitors economic trends, monetary policy and bond credit ratings on a continuous basis. The holdings of the Fund are regularly reviewed in an effort to enhance returns. The Investment Adviser provides a broad range of investment management services for customers in the United States and abroad. At December 31, 2000, it managed total assets of approximately $39 billion.

      A team of individuals manages the Fund's portfolio on a day-to-day basis. This team includes Mr. Glenn E. Baker, Mr. Gergory S. Steier and Mr. James J. Evans. Mr. Baker holds both a B.A. and a M.B.A. from the University of Michigan and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1991. Mr. Steier holds a B.S. and a M.B.A. from New York University. He joined Brown Brothers Harriman in 1992. Mr. Evans holds a B.S. from the University of Delaware and a M.B.A. from New York University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1996. Prior to joining Brown Brothers Harriman, he worked for Fleet Investment Advisers.

      For its fiscal year ended October 31, 2000, the Fund paid the Investment Adviser a fee, computed daily and payable monthly, equal to 0.25% of the average daily net assets of the Fund. This fee compensates the Investment Adviser for its services and its expenses (such as salaries of its personnel).

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

                                 NET ASSET VALUE

      The Corporation determines the Fund's net asset value per share once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading. The determination of the Fund's net asset value is made by subtracting from the value of the total assets of the Fund the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

      The Corporation values the assets in the Fund's portfolio on the basis of their market quotations and valuations provided by independent pricing services. If quotations are not readily available, the assets are valued at fair value in accordance with procedures established by the Directors of the Corporation.

      The net asset value of the Fund's shares may change on day when shareholders will not be able to purchase or redeem Fund shares.

                          DESCRIPTION OF SHARE CLASSES

      The Fund offers Class N shares and Class I shares through this prospectus. Class N shares and Class I shares have different operating expenses and may be purchased at net asset value without a sales charge. Neither Class N shares nor Class I shares convert to any other class of shares of the Fund.

                               PURCHASE OF SHARES

      The Corporation reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the net asset value is calculated if the Corporation receives the purchase order, including acceptable payment for such order, prior to such calculation. The Corporation then executes purchases of Fund shares at the net asset value per share next determined. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Corporation executes the purchase order on the books of the Corporation.

      An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the purchase of Fund shares.

      An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Corporation through Forum Shareholder Services, LLC, the Fund's Transfer Agent. Such an investor has such shares held directly in the investor's name on the books of the Corporation and is responsible for arranging for the payment of the purchase price of Fund shares. The Corporation executes all purchase orders for initial and subsequent purchases at the net asset value per share next determined after the Corporation's Transfer Agent has received payment in the form of a cashier's check drawn on a U.S. bank, a check certified by a U.S. bank or a wire transfer.

      Investment Minimums* Minimum initial and subsequent purchase amounts vary depending on the class of shares you buy.

                                                          Class N      Class I
                                                          -------      -------
Initial purchases ....................................   $100,000    $1,000,000
Subsequent purchases .................................   $ 25,000    $   25,000

* Brown Brothers Harriman, the Fund's Shareholder Servicing Agent, may change these investment minimums from time to time. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers which currently is as low as $1,000.

                              REDEMPTION OF SHARES

      The Corporation executes redemption requests at the next net asset value calculated after the Corporation receives the redemption request. Shares continue to earn dividends declared, if any, through the business day that the Corporation executes the redemption request on the books of the Corporation.

      Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Corporation pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

      Shareholders may redeem shares held directly in the name of a shareholder on the books of the Corporation by submitting a redemption request to the Corporation through the Shareholder Servicing Agent. The Corporation pays proceeds resulting from such redemption directly to the shareholder generally on the next business day after the redemption request is executed, and in any event within seven days.

                         Redemptions by the Corporation

      The Shareholder Servicing Agent has established a minimum account size of $100,000 for Class N shares and $1,000,000 for Class I shares, which may be changed from time to time. If the value of a shareholder's holdings in the Fund falls below that amount because of a redemption of shares, the Corporation reserves the right to redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Corporation notifies the shareholder and allows the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed. Each Eligible Institution and each Financial Intermediary may establish and change from time to time for their respective customers a minimum account size, each of which may be lower than that established by the Shareholder Servicing Agent.

                         Further Redemption Information

      Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

      The Corporation has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Corporation makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. The Corporation does not expect to make in-kind distributions, but if it does, the Corporation will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Corporation's net assets, whichever is less.

      The Corporation may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit. Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

      The Corporation declares and pays to shareholders substantially all of the Fund's net income and realized net short-term capital gains as a dividend monthly, and substantially all of the Fund's realized net long-term capital gains, if any, annually as a capital gains distribution. The Corporation may make an additional dividend and/or capital gains distribution in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. The Corporation pays dividends and capital gains distributions to shareholders of record on the record date.

      Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Corporation elects to have dividends and capital gains distributions paid in cash, the Corporation automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

      Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

                                      TAXES

   Dividends are taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. Capital gains may be taxable at different rates depending on the length of time the Fund holds its assets. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held Fund shares.

      The treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Therefore, distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.

                                Foreign Investors

      The Fund is designed for investors who are either citizens of the United States or aliens subject to United States income tax. Prospective investors who are not citizens of the United States and who are not aliens subject to United States income tax are subject to United States withholding tax on the entire amount of all dividends. Therefore, such investors should not invest in the Fund since alternative investments are available which would not be subject to United States withholding tax.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights table is intended to help an investor understand the Fund's financial performance for the past five years. On February 20, 2001, the Fund's Board of Directors reclassified the Fund's outstanding shares as "Class N", and established a new class of shares designated as "Class I". The information in the financial highlights table relates to Class N shares of the Fund, as there were no Class I shares outstanding during the periods indicated. Certain information reflects financial results for a single Class N share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Class N shares (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                                                   For the years ended October 31,
                                                    -----------------------------------------------------------
                                                      2000         1999         1998         1997        1996
                                                    -------      -------      -------     -------      -------
Net asset value, beginning of period .............  $  9.26      $  9.52      $  9.51     $  9.67      $  9.76
Income from investment operations:
   Net investment income .........................     0.60         0.48         0.45        0.48         0.55
   Net realized and unrealized gain (loss) .......     0.37        (0.26)        0.01       (0.16)       (0.09)
Less dividends and distributions:
   From net investment income ....................    (0.60)       (0.48)       (0.45)      (0.48)       (0.55)
                                                    -------      -------      -------     -------      -------
Net asset value, end of period ...................  $  9.63      $  9.26      $  9.52     $  9.51      $  9.67
                                                    =======      =======      =======     =======      =======
Total Return1 ....................................    10.83%        2.43%        4.98%       3.40%        4.88%
Ratios/Supplemental Data:
   Net assets, end of year (000's omitted) .......  $31,740      $11,789      $12,594     $13,744      $16,821
   Expenses as a percentage of
     average net assets(1) .......................     0.65%        0.65%        0.65%       0.73%        0.85%
   Ratio of net investment income to
     average net assets ..........................     6.25%        5.14%        4.48%       4.99%        5.73%
Portfolio turnover rate ..........................      327%         899%         305%        372%         114%

----------
1     Had the expense payment agreement not been in place, the ratio of expenses to average net assets and total return  would have been as follows:

      Ratio of expenses to average net assets .......    1.19%      1.19%        1.15%       1.24%        1.40%
      Total Return ..................................   10.29%      1.89%        4.45%       2.89%        4.33%

      Furthermore, the ratio of expenses to average net assets for the years ended October 31, 2000, 1999, 1998, 1997 and 1996 reflects fees paid with brokerage commissions and fees reduced in connection with specific agreements. Had these arrangements not been in place, the ratio would have been 1.20%, 1.20%, 1.15%, 1.26% and 1.42%, respectively.

The 59 Wall Street
Inflation-Indexed Securities Fund
  Class N Shares
  Class I Shares

More information on the Fund is available free upon request, including the following:

o  Annual/Semi-Annual Report

Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund's performance during its last fiscal year.

o  Statement  of  Additional  Information  (SAI)

Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information or make shareholder inquiries:

o  By telephone
   Call 1-800-575-1265

o  By mail write to the Fund's Shareholder
   Servicing Agent:
   Brown Brothers Harriman
   59 Wall Street
   New York, New York 10005

o  By E-mail send your request to:
   59wall@bbh.com

o  On the Internet:
   Text-only versions of Fund documents can be viewed online or downloaded from:

   Brown Brothers Harriman
     http://www.bbhco.com

   SEC
     http://www.sec.gov

You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

                           SEC file number: 811-06139

                        Inflation-Indexed Securities Fund
                                 Class N Shares
                                 Class I Shares

                                   PROSPECTUS
                                 April 16, 2001